CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002

In connection with the semiannual reports of Evergreen Utilities and High Income Fund (the “Registrant”) on Form N-CSR for the period ended February 28, 2005, as filed with the Securities and Exchange Commission (the “Reports”), I, Carol A. Kosel, Principal Financial Officer of Evergreen Utilities and High Income Fund, hereby certify, pursuant to Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the Registrant.

Date: April 29, 2005

_________________
Carol A. Kosel
Principal Financial Officer
Evergreen Utilities and High Income Fund

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

In connection with the semiannual reports of Evergreen Utilities and High Income Fund (the “Registrant”) on Form N-CSR for the period ended February 28, 2005, as filed with the Securities and Exchange Commission (the “Reports”), I, Dennis H. Ferro, Principal Executive Officer of Evergreen Utilities and High Income Fund, hereby certify, pursuant to Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the Registrant.

Date: April 29, 2005

_________________
Dennis H. Ferro
Principal Executive Officer
Evergreen Utilities and High Income Fund

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.